UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2017

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 724-776-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers

(c)
On June 4, 2017, the Board elected Nishan J. Vartanian as the President and Chief Operating Officer of the Company. Mr. Vartanian, 57, served as the Senior Vice President and President of the Company’s business in the Americas since May 2015. Prior thereto, Mr. Vartanian was Vice President and President, MSA North America. At present there are no changes to the compensation of Mr. Vartanian related to his election. William M. Lambert will remain as the Chairman and Chief Executive Officer of the Company.

A copy of the Company’s press release announcing the matter described above is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibit

Exhibit No.	Description
99.1	Press Release of MSA Safety Incorporated dated June 6, 2017

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Douglas K. McClaine
Douglas K. McClaine
Senior Vice President, Secretary and Chief Legal Officer
Date: June 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	MSA Safety Incorporated Press Release dated June 6, 2017.